UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2022

IR-MED, INC.

Nevada	000-56492	84-4516398
(State or Other Jurisdiction	(commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

ZHR Industrial Zone, Rosh Pina Israel	1231400
(Address of Principal Executive Offices)	(Area Code)

+ 972-4-655-5054

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 12, 2022, IR-Med, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). Holders of the shares of the Company’s common stock were entitled to one vote per share held as of the close of business on November 8, 2022 (the “Record Date”). As of the close of business on the Record Date, 68,720,970 shares of common stock of the Company were issued and outstanding and entitled to vote at the Meeting. At the Meeting, the stockholders voted on five proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 28, 2022. Stockholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal 1 — Re-election of Yaniv Cohen and Re-election of Inna Martin as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.

	For	Withheld	Broker Non-Votes
Yaniv Cohen	39,144,271	12	—

Inna Martin	39,144,271	12

Proposal 2— Amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares available thereunder.

For	Against	Abstain
39,144,257	26	—

Proposal 3 – Ratification of the appointment of Somekh Chaikin Member Firm of KPMG International as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
39,144,279	4	—

Proposal 4 — Advisory Vote to Approve Named Executive Officer Compensation.

For	Against	Abstain
39,144,257	14	—

Proposal 5 — Advisory Vote on the Frequency of the Advisory Vote to Approve Named Executive Officer Compensation.

One Year	Two years	Three Years	Abstain
2,600,020	13	36,544,242	8

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IR-Med, Inc.

By:	/s/ Moshe Gerber
Name:	Moshe Gerber
Title:	Chief Executive Officer

Date: December 16, 2022

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